UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 06, 2022

Greenidge Generation Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40808	86-1746728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Rennell Drive, 3rd Floor
Fairfield, Connecticut		06890
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 718-5960

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Greenidge Generation Holdings Inc. (“Greenidge”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on September 6, 2022. A description of each matter voted upon at the Annual Meeting is given in detail in Greenidge’s definitive proxy statement filed with the Securities and Exchange Commission on July 28, 2022. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1:

To elect the following nine nominees to Greenidge’s board of directors, each to serve on the board of directors until the next annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Jeffrey E. Kirt	270,807,565	850,820	4,019,451
Timothy Fazio	269,628,298	2,030,087	4,019,451
George (Ted) Rogers	271,209,282	449,103	4,019,451
Andrew M. Bursky	270,538,654	1,119,731	4,019,451
David Filippelli	270,547,038	1,111,347	4,019,451
Jerome Lay	270,034,359	1,624,026	4,019,451
Timothy Lowe	270,887,312	771,073	4,019,451
Michael Neuscheler	271,157,767	500,618	4,019,451
Daniel Rothaupt	270,882,815	775,570	4,019,451

Proposal No. 2:

To ratify the selection of Armanino LLP as Greenidge’s independent registered public accounting firm for the year ending December 31, 2022.

Votes Cast For	Votes Against	Abstain	Broker Non-Votes
275,100,738	528,237	48,861	-

Proposal No 3:

To approve the amendment and restatement of our Amended and Restated Certificate of Incorporation to remove the terms relating to the series A Preferred Stock.

Votes Cast For	Votes Against	Abstain	Broker Non-Votes
271,435,582	205,323	17,480	4,019,451

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greenidge Generation Holdings Inc.

Date:	September 7, 2022	By:	/s/ Terence A. Burke
General Counsel